UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2015 (October 26, 2015)

China Xingbang Industry Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54429	99-0366034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1108 Sai Wei Avenue Hi-Tech Development Zone Xinyu City Jiangxi Province, P.R.C 338004	338004
(Address of principal executive offices)	(Zip Code)

(011) 86 79 07123318
(Company’s telephone number, including area code)

Not applicable
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

On October 26, 2015, China Xingbang Industry Group, Inc. (the “Company”) received a letter of resignation from Baker Tilly Hong Kong Limited (“Baker Tilly”) indicating their decision not to stand for re-appointment as our independent registered public accounting firm effective as of October 23, 2015. On October 26, 2015, the Company appointed Paritz & Company, P.A. (“Paritz”) as our new independent registered public accounting firm. The Audit Committee of our Board of Directors approved the resignation of Baker Tilly and the appointment of Paritz as the Company's new independent registered public accounting firm.

Baker Tilly’s report on the financial statements of the Company for the fiscal years ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014 and 2013 and through the date of resignation, there have been no disagreements with Baker Tilly (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused it to make reference thereto in its report. During the fiscal years ended December 31, 2014 and 2013 and through the date of resignation, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

The Company provided Baker Tilly with a copy of the foregoing disclosures and requested Baker Tilly to furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Baker Tilly’s response letter, dated October 28, 2015, is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2014 and 2013 and through the date hereof, neither the Company nor anyone on behalf of the Company has consulted with Paritz regarding either:

(i) The application of accounting principles to specified transactions, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that Paritz concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

(ii) Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01. Financial Statements and Exhibits.

	(d)	Exhibits.

Exhibit No.		Description
16.1		Letter to the Securities and Exchange Commission from Baker Tilly dated October 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Xingbang Industry Group, Inc.

Date: October 28, 2015	By:	/s/ Xiaohong Yao
Xiaohong Yao Chief Executive Officer